EXHIBIT 99.5

                                                               EXECUTION VERSION



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                   WHOLLY-OWNED SUBSIDIARIES PLEDGE AGREEMENT

                                     between

                 AMERICAN GOLF CORPORATION, Debtor and Pledgor,

                                       and

                 BNY MIDWEST TRUST COMPANY, as Collateral Agent

                            Dated as of July 19, 2002

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                   WHOLLY-OWNED SUBSIDIARIES PLEDGE AGREEMENT


         This WHOLLY-OWNED SUBSIDIARIES PLEDGE AGREEMENT (this "Pledge Agreement"), dated as of July 19, 2002, is entered into between AMERICAN GOLF CORPORATION, a California corporation (the "Pledgor") and BNY MIDWEST TRUST COMPANY, an Illinois corporation, not individually but as collateral agent (the "Collateral Agent") for Bank of America, N.A., a national banking association (the "Bank"), the purchasers of 9.35% Senior Secured Notes due July 1, 2004 of the Pledgor (the "Purchasers") and National Golf Operating Partnership, L.P., a California limited partnership ("NGOP," and collectively with the Bank and the Purchasers, the "Creditors").

                                    RECITALS

         A. The Pledgor is indebted to the Bank (the "Bank Obligations") pursuant to a Credit Agreement dated as of July 30, 1996, as amended, restated or modified from time to time, and any agreements, instruments, certificates or other documents entered into in connection therewith (the "Credit Agreement"). The Bank agreed to temporarily forbear from exercising its remedies under the Credit Agreement pursuant to a Forbearance Agreement dated as of March 8, 2002 (collectively with the Credit Agreement, the "Credit Documents").

         B. The Pledgor is indebted to the Purchasers (the "Purchaser Obligations") pursuant to a Note Purchase Agreement dated as of July 30, 1996 (as amended, restated or modified from time to time, the "Note Purchase Agreement") and any agreements, instruments, certificates or other documents entered into in connection therewith (collectively with the Note Purchase Agreement, the "Note Purchase Documents").

         C. The Pledgor is indebted to NGOP (the "NGOP Obligations") pursuant to the lease agreements (as amended, restated or modified from time to time, the "Lease Agreements") listed on Exhibit A to the Restructuring Agreement (as hereinafter defined), and any agreements, instruments, certificates or other documents entered into in connection therewith (collectively, the "Lease Documents"). The Credit Documents, the Note Purchase Documents, and the Lease Documents are hereinafter collectively referred to as the "Debt Documents". The Bank Obligations, the Purchaser Obligations and the NGOP Obligations are hereinafter collectively referred to as the "Obligations".

         D. The Pledgor has requested that (i) the Bank and the Purchasers further forbear in the exercise of their remedies by entering into a Restructuring Agreement and Limited Waiver dated as of July 1, 2001, and certain agreements, instruments, certificates and other documents in connection therewith (collectively, the "Restructuring Agreement") and (ii) NGOP enter into a Rent Deferral Agreement dated of even date herewith (the "Rent Deferral Agreement"). Terms defined in the Restructuring Agreement and not otherwise defined herein have the same meanings when used herein.

         E. The Bank and the Purchasers are willing to enter into the Restructuring Agreement and NGOP is willing to enter into the Rent Deferral Agreement, in each case subject to the terms and conditions thereof.

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         F. It is a condition precedent to the closing under the Restructuring
Agreement that the Pledgor execute and deliver this Pledge Agreement, and grant to the Collateral Agent for the ratable benefit of the Creditors (each, a Secured Party and collectively, the "Secured Parties") a continuing security interest in and Lien upon the Collateral to secure the Obligations.

         G. The Pledgor, the Creditors and the Collateral Agent are entering into a Collateral Agency and Intercreditor Agreement of even date herewith (the "AGC/NGOP Collateral Agency Agreement") which sets forth the rights and duties of the Collateral Agent with respect to the Collateral for the ratable benefit of the Creditors.

         H. In the event of a conflict between the terms of this Pledge Agreement and the terms of the AGC/NGOP Collateral Agency Agreement, the terms of the AGC/NGOP Collateral Agency Agreement shall govern.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

                                    AGREEMENT

         1. Grant of Security Interest. The Pledgor hereby pledges and grants to the Collateral Agent for the ratable benefit of the Secured Parties a first-priority security interest in the property described in Section 2 below (collectively and severally, the "Collateral") and assigns, transfers and delivers to the Collateral Agent the Pledged Securities (defined below), together with the certificates evidencing the same, which certificates have been duly endorsed in blank and accompanied by stock, membership and other equity interest powers duly executed in blank, to secure prompt payment and performance in full when due, whether at stated maturity, by acceleration or otherwise of all Obligations.

         2. Collateral. The Collateral shall consist of the following:

            (a) Pledged Securities. All equity securities, including all shares, membership interests and equity interests of the subsidiaries of the Pledgor listed on Exhibit 1 hereto (collectively, the "Issuers"), now owned or hereafter acquired by the Pledgor, all such securities being listed on Exhibit 2 hereto, and all new, substituted and additional documents, instruments, and general intangibles issued with respect thereto or in exchange therefor (collectively, the "Pledged Securities"), and the certificates representing such Pledged Securities, if any, and all now existing and hereafter arising rights of the holder of such Pledged Securities, including, without limitation, all voting rights and rights to and interest in all cash and noncash dividends and/or distribution of any kind and nature and all other property now or hereafter distributable on account of or received or receivable with respect to any of the foregoing; provided however that with respect to Foreign Subsidiaries (as hereinafter defined) and the capital stock of any subsidiary directly or indirectly owned by a Foreign Subsidiary, the Pledgor shall only be required to pledge 65% (or such other maximum amount as may be pledged under Section 956 of the Internal Revenue Code (as the same may be amended after the date hereof, the "Code") without causing a material adverse tax consequence) of each class of the voting capital stock of such Foreign Subsidiary or subsidiary of a Foreign Subsidiary. For purposes hereof, the term "Foreign Subsidiary" means any "controlled foreign corporation" within the meaning of


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Section 957(a) of the Code, as to which the Pledgor is a "United States shareholder" as defined in Section 951(b) of the Code.

            (b) Proceeds. All proceeds of the foregoing Collateral. For purposes of this Pledge Agreement, the term "proceeds" includes whatever is receivable or received when the Collateral or proceeds are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary.

         3. Representations and Warranties. In addition to any representations and warranties of the Pledgor set forth in the Debt Documents and the Restructure Documents, which are incorporated herein by this reference, the Pledgor hereby represents and warrants, on the date hereof and at the time of delivery of any of the Collateral hereunder, that:

            (a) Authority. The Pledgor has full corporate power, authority, and legal right and has completed all corporate proceedings and obtained all approvals and consents necessary, to execute, deliver and perform this Pledge Agreement and the transactions contemplated hereby.

            (b) Consents. The Pledgor has obtained all consents, approvals and waivers from third parties (including governmental entities, if any) relating to the Pledged Securities necessary to execute and deliver this Pledge Agreement and to perform its obligations hereunder and the transactions contemplated hereby.

            (c) No Default or Lien. Subject to subsection (f) below, such execution, delivery and performance will not contravene, or constitute a default under or result in a Lien, except pursuant hereto, upon the Pledged Securities pursuant to any applicable law or regulation, or any contract, agreement, judgment, other decree, or other instrument binding upon or affecting the Pledgor except for any of the foregoing as would not reasonably be expected to result in a Material Adverse Effect.

            (d) Enforceability of Pledge Agreement. This Pledge Agreement constitutes a legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms, and this Pledge Agreement grants to the Collateral Agent for the ratable benefit of each Secured Party a valid, first-priority, and upon the delivery of the Collateral to the Collateral Agent (to the extent such security interests in the Collateral may be perfected by delivery of the Collateral to the Collateral Agent), perfected and enforceable Lien on the Collateral.

            (e) Ownership of Collateral. The Pledgor is the sole owner of and has good and marketable title to the Collateral (or, in the case of after-acquired Collateral, at the time the Pledgor acquires rights in the Collateral, will be the sole owner thereof) and is (or will be in the case of after-acquired Collateral) the record, legal and beneficial owner of all the Pledged Securities, and will at all times be the sole beneficial owner of the Pledged Securities.

            (f) Priority. Except for security interests in favor of the Secured Parties granted in connection herewith, no person has (or, in the case of after-acquired Collateral, at the time the Pledgor acquires rights therein, will have) any right, title, claim or interest (by way of security interest or other Lien or charge) in, against or to the Collateral.

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            (g) Delivery of Documents, Etc. The Pledgor has delivered to the
Collateral Agent certificates representing each Pledged Security and all instruments, documents, chattel paper (as said terms are used in the Uniform Commercial Code) and other items of Collateral in which a security interest is or may be perfected by possession, together with such additional writings, including, without limitation, assignments and duly signed undated stock, membership or other equity interest powers as the Pledgor must provide to the Collateral Agent to perform its duties hereunder, and any additional documents with respect thereto as the Required Creditors (as defined in the AGC/NGOP Collateral Agency Agreement) shall reasonably request, such documents to be delivered to the Collateral Agent no later than the Effective Date. With respect to any Collateral consisting of any uncertificated Pledged Securities, the Pledgor shall effect transfer thereof to the Collateral Agent by registration thereof on the books and records of the Pledgor in the name of the Collateral Agent.

            (h) Pledged Securities. The Pledged Securities in the aggregate constitute all of the issued and outstanding shares, membership interests and other equity interests of the Issuers thereof, and have been duly and validly issued and are fully paid and nonassessable. There are no outstanding options, warrants or other agreements with respect to the Pledged Securities. All information set forth herein relating to the Pledged Securities is accurate and complete in all material respects. The Pledged Securities are not restricted by any legend restricting transfer, stop order or stop transfer restrictions.

            (i) Litigation. Except as disclosed in the Litigation Certificate as provided on July 8, 2002, there are no actions, suits, proceedings, claims or disputes pending, at law, in equity, in arbitration or before any governmental authority, against the Pledgor or its subsidiaries or any of their respective properties (or to the knowledge of the Pledgor, threatened or contemplated by any governmental authority against the Pledgor or its subsidiaries or any of their respective properties) which (i) purport to affect or pertain to this Pledge Agreement or any of the transactions contemplated hereby; or (ii) is reasonably likely to result in a Material Adverse Effect. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other governmental authority purporting to enjoin or restrain the execution, delivery and performance of this Pledge Agreement or directing that the transactions provided for herein not be consummated as herein provided.

                  (j) Regulations T, U or X. The Pledge of the Pledged Securities pursuant to this Pledge Agreement does not violate Regulation T, U or X of the Federal Reserve Board.

         4. Covenants and Agreements of Pledgor. In addition to all covenants and agreements of the Pledgor set forth in the Debt Documents and the Restructure Documents, which are incorporated herein by this reference, the Pledgor hereby agrees:

            (a) Preservation of Collateral. To do all acts that may be reasonably necessary to maintain, preserve and protect the Collateral and to preserve the Pledgor as sole owner of the Collateral;

            (b) Payment of Taxes, Etc. To pay promptly when due all material taxes, assessments, charges, encumbrances and Liens now or hereafter imposed upon or affecting any Collateral;

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            (c) Defense of Litigation. To appear in and defend any action or proceeding which may materially and adversely affect the Pledgor's title to or each Secured Party's interest in the Collateral;

            (d) Transfer and Other Liens. (i) Not to sell or contract to sell or otherwise dispose of, or grant any option or warrant with respect to, the Collateral, (ii) to keep the Collateral free of all levies and security interests or other Liens or charges except those approved in writing by the Required Creditors in accordance with the Debt Documents and the Restructure Documents, and (iii) not to consent to the issuance of any stock or other securities in addition to or in substitution for the Pledged Securities except to the Pledgor which shall become Pledged Securities hereunder;

            (e) Delivery of Collateral. To account fully for and promptly deliver to the Collateral Agent, in the form received, all documents, chattel paper, instruments and agreements and share certificates (as defined in the Uniform Commercial Code) constituting the Collateral hereunder and subject to the provisions of paragraph (k) below, all proceeds of the Collateral received, all endorsed in blank, and, in the case of share certificates or other certificates representing an equity interest, accompanied by such stock or equity interest powers as appropriate, and until so delivered, all such documents, instruments, agreements and proceeds to be held by the Pledgor in trust for the Collateral Agent, separate from all other property of the Pledgor and shall be identified as the property of the Collateral Agent on behalf of the Secured Parties;

            (f) Maintenance of Records. To keep separate, accurate and complete records of the Collateral and to provide the Collateral Agent with such records and such other reports and information relating to the Collateral as the Collateral Agent may reasonably request from time to time;

            (g) Further Assurances. To procure, execute and deliver from time to time any endorsements, notifications, registrations, assignments, financing statements, and other writings deemed reasonably necessary by the Required Creditors to perfect, maintain and protect the Secured Parties' security interest in the Collateral and the priority thereof; and to take such other actions as the Required Creditors may reasonably request or as is otherwise reasonably necessary to protect the value of the Collateral and of the Secured Parties' security interest in the Collateral, including, without limitation, provision of assurances from third parties regarding the Collateral Agent's (i) access to the Collateral, (ii) right to foreclose and sell the Collateral and
(iii) right to realize the practical benefits of such foreclosure or sale;

            (h) Payment of Costs and Expenses. To reimburse the Collateral Agent within 30 days of written demand for any reasonable costs and expenses, including, without limitation, reasonable attorneys' fees (including the allocated cost of inside counsel), the Collateral Agent may incur while exercising any right, power or remedy provided by this Pledge Agreement or by law, all of which costs and expenses are included in the Obligations secured hereby. The Pledgor covenants and agrees to pay (i) the collateral agent fees of the Collateral Agent as set forth in the AGC/NGOP Collateral Agency Agreement,
(ii) the reasonable fees and expenses of counsel to the Bank in connection with the negotiation, preparation, development

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and review of this Pledge Agreement and (iii) the reasonable fees and expenses of counsel to the Purchasers in connection with the negotiation and review of this Pledge Agreement;

            (i) Payments on Collateral; Voting. Upon the occurrence of a Major Default, to account fully for and promptly deliver to the Collateral Agent, in the form received, any dividend or any other distribution on account of the Pledged Securities whether in securities or property by way of stock-split, spin-off, split-up, reclassification, combination of shares or the like, or in case of any reorganization, consolidation or merger. Subject to the terms of the AGC/NGOP Collateral Agency Agreement and the Restructure Documents, the Collateral Agent shall be entitled to retain the cash proceeds received from any disposition of the Pledged Securities and to retain any dividends or any other distribution lawfully paid by any Issuer on account of the Pledged Securities and shall have the exclusive right to vote the Pledged Securities and to execute consents with respect thereto. Any and all stock dividends or instruments and other property (other than cash) received, receivable or otherwise distributed in exchange for, any Pledged Securities shall be held in trust for the benefit of and pending delivery to the Collateral Agent, be segregated from the other property of the Pledgor, and be forthwith delivered to the Collateral Agent as pledged Collateral in the same form as received (with any necessary endorsement);

            (j) Notices of Changes. To give the Collateral Agent 30 days prior written notice of any change in the Pledgor's chief place of business, state of incorporation or organization, legal name, trade name or trade style;

            (k) Location of Records. To keep the records concerning the Collateral at the address set forth below the Pledgor's signature hereof and not to remove such records from such locations without 30 days prior written notice to the Collateral Agent;

            (l) Authorized Action by Collateral Agent. The Pledgor hereby agrees that from time to time, without presentment, notice or demand, and without affecting or impairing in any way the rights of any Secured Party with respect to the Collateral, the obligations of the Pledgor hereunder or the Obligations, the Collateral Agent shall (at the direction of the Required Creditors or any Directing Creditor (as defined in the AGC/NGOP Collateral Agency Agreement), as applicable), but shall incur no liability to the Pledgor or any third party for failure to, take any action which the Pledgor is obligated by this Pledge Agreement to do. Any expenses incurred by the Collateral Agent in taking such action shall be payable by the Pledgor. After the occurrence and during the continuance of a Major Default, the Pledgor hereby irrevocably appoints the Collateral Agent as its attorney-in-fact to exercise such rights and powers, including without limitation: (i) to collect by legal proceedings or otherwise and endorse, receive and acknowledge receipt for all dividends, interest, payments, proceeds, and other sums and property now or hereafter payable on or on account of the Collateral; (ii) to vote or consent with respect to the Pledged Securities; (iii) to enter any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral and (iv) to make any compromise or settlement, to pay or discharge taxes, Liens, security interests or other encumbrances and take any action it deems advisable, with respect to the Collateral. To permit the Collateral Agent to exercise such voting and consensual rights, to collect, endorse and receive such dividends, interest, payments, proceeds and other sums and property, the Pledgor shall, if necessary, upon written request of the

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Collateral Agent (at the direction of the Required Creditors or any Directing
Creditor, as applicable), from time to time, deliver (or cause to be executed and delivered) to the Collateral Agent all such proxies, dividend payment orders and other instruments as the Collateral Agent (at the direction of the Required Creditors or any Directing Creditor, as applicable) may reasonably require; and

            (m) Direction by Required Creditors or Directing Creditors. The Pledgor acknowledges and agrees that the Collateral Agent shall not be required to take any action or make any decision hereunder unless it has received written direction (i) prior to a Major Default from the Required Creditors and (ii) after a Major Default from the Directing Creditors hereunder with respect to such action or decision, and the Collateral Agent shall not be responsible for the timeliness by the Required Creditors or the Directing Creditors, as applicable, delivering any such direction (or their failure to deliver such direction).

            (n) Additional Collateral. The Pledgor shall pledge to the Collateral Agent hereunder, immediately upon the acquisition (directly or indirectly) thereof, any and all shares of stock, membership interests and equity interests of the Issuers or any of their affiliates hereafter acquired by the Pledgor. The Pledgor shall promptly deliver such Collateral to the Collateral Agent, together with in the case of securities, a duly executed Pledge Agreement Supplement substantially in the form of Exhibit 3 hereto identifying such additional shares, membership interests or other equity interests which are being pledged, together with certificates representing such additional shares, membership interests or equity interests and such additional writings, including without limitation assignments and duly signed undated stock or equity interests powers as the Pledgor must provide to the Collateral Agent to perform its duties hereunder and any additional documents with respect thereto as the Collateral Agent (at the direction of the Required Creditors) shall request. The Pledgor hereby authorizes the Collateral Agent to attach each Pledge Agreement Supplement to this Pledge Agreement and agrees that all shares, membership interests and equity interests listed on any Pledge Agreement Supplement delivered to the Collateral Agent shall for all purposes hereunder constitute Pledged Securities. In connection therewith, the Pledgor agrees to deliver promptly to the Collateral Agent a revised Exhibit 1 listing the Issuers subject thereto, and a revised Exhibit 2 listing the securities of such additional subsidiary subject thereto. In addition, for the convenience of the parties, the Pledgor shall, upon any change in the nature, amount or description of the Pledged Securities in accordance with the provisions of this Pledge Agreement, promptly deliver to the Collateral Agent a revised Exhibit 1 or
Exhibit 2, as the case may be, listing the Pledged Securities subject hereto.
Exhibit 1 and Exhibit 2 hereto shall be deemed amended and restated by such revised exhibit; provided, however, that the failure of the Pledgor to deliver such revised exhibits or of the Collateral Agent to distribute or attach any such revised exhibits shall not affect the security interest purported to be granted hereby.

            (o) Merger. Not to permit any of the Issuers to merge with or consolidate into another entity, or sell, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets, other than pursuant to the Merger Agreement.

            (p) Sale of Assets. Not to permit any of the Issuers to sell, lease, transfer, assign or otherwise dispose of, or part with control of (whether in one transaction or a series of

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transactions) any assets, including without limitation, the Third Party Leases,
Third-Party Management Contracts and any shares of stock or equity interests in any subsidiary or other person, other than pursuant to the Merger Agreement; provided, however, that sales in the ordinary course of business, the disposition of leases in accordance with ordinary course sales by landlord, or in accordance with the provisions of the AGC/NGOP Collateral Agency Agreement shall not be deemed a breach of this Section 4(p).

         5. Remedies. Upon the occurrence of any Major Default, the Collateral Agent shall, upon written direction of any Directing Creditors, upon at least 10 days' written notice to the Pledgor (which the Pledgor agrees is reasonable notice) and in addition to all rights and remedies available to any Secured Party under any other agreement, do any one or more of the following:

            (a) General Enforcement. Foreclose or otherwise enforce the Secured Parties' security interest in any manner permitted by law, or provided for in this Pledge Agreement;

            (b) Sale Etc. Sell or otherwise dispose of any Collateral at one or more public or private sales at the Collateral Agent's place of business or any other place or places, including, without limitation, any brokers' board or securities exchange, for cash or credit or other property, for immediate or future delivery, and at such price and on such terms and in such manner as the Collateral Agent, at the written direction of the Directing Creditors, may determine;

            (c) Costs of Remedies. Recover from the Pledgor all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees (including the allocated costs of inside counsel), incurred or paid by the Collateral Agent or any Secured Party in exercising any right, power or remedy provided by this Pledge Agreement or by law;

            (d) Vote of Pledged Securities. Vote or consent, and in connection therewith the Pledgor grants to the Collateral Agent a proxy to vote or to consent, with respect to the Pledged Securities;

            (e) Manner of Sale of Collateral.

                (i) Restrict the prospective bidders or purchasers of the
            Pledged Securities to persons or entities who (x) will represent and agree that they are purchasing for their own account, for investment, and not with a view to the distribution or sale of any of the Pledged Securities; and (y) satisfy the offeree and purchaser requirements for a valid private placement transaction under Section 4(2) of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations of the Securities and Exchange Commission applicable thereto, or under any similar statute, rule or regulation. The Pledgor agrees that disposition of the Pledged Securities pursuant to any private sale made as provided above may be at prices and on other terms less favorable than if the Pledged Securities were sold at public sale, and that the Collateral Agent has no obligation to delay the sale of any Pledged Securities for public sale under the Act. The Pledgor agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner and the Pledgor hereby waives, to the full extent permitted by applicable law, any claims against


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            the Collateral Agent or any Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Obligations; and

                (ii) The Pledgor further agrees to do or to use its reasonable efforts to cause to be done all such other acts and things as may be reasonably necessary to make any sales of any portion or all of the Pledged Securities pursuant to clause (i) of this Section 5(e), including sales under the Act, valid and binding and in compliance with any and all applicable laws (including, without limitation, the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission applicable thereto), regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Pledgor's expense. The Pledgor further agrees that a breach of any of the covenants contained in this Section 5 will cause irreparable injury to the Secured Parties, that the Collateral Agent and the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 5 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against any action for specific performance of such covenants except for a defense that no Major Default has occurred resulting in the Obligations becoming due and payable prior to their stated maturities;

            (f) Delivery to and Rights of Purchaser. Upon any sale or other disposition pursuant to this Pledge Agreement, the Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral or portion thereof so sold or disposed of. Any Secured Party may be the purchaser of any or all of the Collateral so sold at a public sale and, to the extent permitted by law, at a private sale. Each purchaser at any such sale or other disposition (including a Secured Party) shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of the Pledgor, and the Pledgor specifically waives (to the extent permitted by law) all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted. The Collateral Agent shall not be required to marshal any Collateral with respect thereto in any particular order, and the Pledgor hereby waives any and all rights thereof; and

            (g) Reliance on Experts. In exercising any remedies hereunder relating to the sale of the Collateral, the Collateral Agent may utilize and rely on the services and advice of one or more broker-dealers or other agents selected by the Collateral Agent and shall be fully protected in so doing.

         6. Collection of Collateral Payments.

            (a) The Pledgor shall, at its sole cost and expense, take all reasonably necessary action to obtain payment, when due and payable, of all sums due or to become due with respect to any Collateral ("Collateral Payments" or a "Collateral Payment"), including, without limitation, the taking of such action with respect thereto as the Required Creditors may

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

reasonably request, or, in the absence of such request, as the Pledgor may reasonably deem advisable; provided, however, in the event of a Major Default or if otherwise prohibited by the Debt Documents and the Restructure Documents, the Pledgor shall not, without the prior written consent of the Directing Creditors (which consent shall not be unreasonably withheld), grant or agree to any rebate, refund, compromise or extension with respect to any Collateral Payment or accept any prepayment on account thereof. Upon the request of the Directing Creditors following the occurrence and during the continuance of a Major Default, the Pledgor will notify and direct any party who is or might become obligated to make any Collateral Payment, to make payment thereof to the Collateral Agent (or to the Pledgor in care of the Collateral Agent) at such address as the Collateral Agent may designate. The Pledgor will reimburse the Collateral Agent promptly upon demand for all reasonable out-of-pocket costs and expenses, including reasonable attorneys' fees and litigation expenses, incurred by the Collateral Agent in seeking to collect any Collateral Payment.

            (b) If there shall occur, and be continuing, a Major Default, upon the request of the Collateral Agent or any Directing Creditors, the Pledgor will, forthwith upon receipt, transmit and deliver to the Collateral Agent, in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed where required so that such items may be collected by the Collateral Agent) which may be received by the Pledgor at any time as payment on account of any Collateral Payment and if such request shall be made, until delivery to the Collateral Agent, such items will be held in trust for the Collateral Agent and will not be commingled by the Pledgor with any of its other funds or property. Thereafter, the Collateral Agent is hereby authorized and empowered to endorse the names of the Pledgor on any check, draft or other instrument for the payment of money received by the Collateral Agent on account of any Collateral Payment if the Collateral Agent reasonably believes such endorsement is necessary or desirable for purposes of collection.

            (c) The Pledgor hereby indemnifies and saves harmless the Collateral Agent, the Secured Parties and their respective agents, officers and employees from and against all liabilities and reasonable expenses on account of any adverse claim asserted against the Collateral Agent or the Secured Parties (except for the Collateral Agent's or the Secured Parties' own gross negligence or willful misconduct) relating to any moneys received by the Collateral Agent or the Secured Parties on account of any Collateral Payment following the occurrence of a Major Default, and such obligation of the Pledgor shall continue in effect after and notwithstanding the discharge of the Obligations and the release of the security interest granted in Section 1 above. This indemnity shall survive the termination of this Pledge Agreement and the resignation or removal of the Collateral Agent.

         7. Cumulative Rights; Indemnity, etc. The rights, powers and remedies of the Collateral Agent and the Secured Parties under this Pledge Agreement shall be in addition to all rights, powers and remedies given to the Collateral Agent and the Secured Parties by virtue of any statute or rule of law, the AGC/NGOP Collateral Agency Agreement, the Debt Documents and the Restructure Documents or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the Collateral Agent's or any Secured Party's security interest in the Collateral. The Pledgor shall indemnify and save the Collateral Agent and the Secured Parties harmless from and against any and all liabilities, losses and damages which they may incur in the lawful and proper exercise or performance of any of their rights or powers as authorized herein (except for such Person's own gross negligence or willful misconduct). This indemnity shall survive the termination of this Pledge Agreement and the resignation or removal of the Collateral Agent.

         8. Waiver. Any waiver, forbearance or failure or delay by any Secured Party in exercising any right, power or remedy shall not preclude the further exercise thereof, and every right, power or remedy of a Secured Party shall continue in full force and effect until such right, power or remedy is specifically waived in a writing. The Pledgor waives any right to require the Secured Parties to proceed against any person or to exhaust any Collateral or to pursue any remedy in any Secured Party's power.

         9. Release; Termination of Agreement. This Pledge Agreement shall terminate upon full and final payment and performance of all the Obligations (other than contingent indemnification obligations as to which no claim has been made). At such time, the Collateral Agent shall, at the request and expense of the Pledgor, reassign and redeliver to the Pledgor all of the Collateral hereunder which has not been sold, disposed of, retained or applied by the Collateral Agent in accordance with the terms hereof and any and all proxies and other materials related thereto. Such reassignment and redelivery shall be without warranty by or recourse to the Collateral Agent or the Secured Parties, except as to the absence of any prior assignments by the Collateral Agent of its interest in the Collateral, and shall be at the expense of the Pledgor.

         10. Setoff. The Pledgor agrees that each Secured Party may exercise its rights of setoff with respect to the Obligations in the same manner as if the Obligations were unsecured but subject to the terms of the AGC/NGOP Collateral Agency Agreement, the Debt Documents and the Restructure Documents.

         11. No Responsibility for Loss; No Duty of Collateral Agent and Secured Parties. The Collateral Agent and the Secured Parties are hereby released from all responsibility for any depreciation in or loss of value of the Pledged Securities (except for their own gross negligence or willful misconduct). The rights and remedies of the Collateral Agent and the Secured Parties hereunder are solely to protect the Secured Parties' interest in the Collateral and shall not impose any duty upon the Collateral Agent or the Secured Parties to exercise any such powers.

         12. Binding on Successors and Assigns. All rights and obligations of each party hereto shall inure to the benefit of their respective successors and assigns.

         13. Amendment. This Pledge Agreement may not be amended or modified except by a writing signed by the Pledgor and the Collateral Agent.

         14. Notices. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission) and mailed, faxed or delivered or to the address and facsimile number specified for notices in Section 25 of the AGC/NGOP Collateral Agency Agreement; or, in the case of the Pledgor or the Collateral Agent, to such other address as shall be designated by such party in a written notice to the other parties, and in the case of any other party, to such other address as shall be designated by such party in a written notice to the Pledgor and the Collateral Agent. All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the intended recipient and (ii) (A) if delivered by hand or by courier, when signed for by the intended recipient; (B) if delivered by mail, upon receipt by the recipient; and (C) if delivered by facsimile, when sent and receipt has been confirmed in writing.

                           If to BNY Midwest Trust Company:

                           2 North LaSalle Street, Suite 1020
                           Chicago, IL 60602
                           Facsimile:  (312) 827-8562
                           Attention:  Structured Finance Services

                           with a copy to:

                           Chapman and Cutler
                           111 W. Monroe Street
                           Chicago, IL 60603
                           Facsimile:  (312) 701-2361
                           Attention:  John C. Hitt, Jr., Esq.

                           If to American Golf Corporation:

                           Edward R. Sause
                           c/o American Golf Corporation
                           2951 28th Street
                           Suite 3000
                           Santa Monica, CA 90405
                           Facsimile: (310) 664-4162

                           with a copy to:

                           Latham & Watkins LLP
                           633 West Fifth Street, Suite 4000
                           Los Angeles, Calfornia 90071-2007
                           Facsimile (213) 891-8763
                           Attention:  David B. Rogers, Esq.
                                       J. Scott Hodgkins, Esq.

         The Collateral Agent shall be entitled to rely on the authority of any person purporting to be a person authorized by the Pledgor to give such notice and reasonably believed by the Collateral Agent to be genuine and correct, and the Collateral Agent shall not have any liability to Pledgor or other person on account of any action taken or not taken by the Collateral Agent or the Secured Parties in reliance upon such notice.

         15. Counterparts. This Pledge Agreement may be executed by one or more of the parties to this Pledge Agreement in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Pledge Agreement shall be effective as delivery of an originally executed counterpart of this Pledge Agreement.

         16. Severability. The illegality or unenforceability of any provision of this Pledge Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Pledge Agreement or any instrument or agreement required hereunder.

         17. Governing Law and Jurisdiction.

            (a) THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

            (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS PLEDGE AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE CENTRAL DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS PLEDGE AGREEMENT, THE PARTIES HERETO, FOR THEMSELVES AND IN RESPECT OF THEIR PROPERTY, SUBMIT TO THE JURISDICTION OF THOSE COURTS. THE PARTIES HERETO IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS PLEDGE AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE PARTIES HERETO WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, AND SERVICE MAY BE MADE BY ANY OTHER MEANS PERMITTED BY CALIFORNIA LAW.

            (c) THE PARTIES HERETO WAIVE THEIR RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT. IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES HERETO AGAINST THE OTHER, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE, THE PLEDGOR AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES HERETO FURTHER AGREE THAT THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY ARE WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS PLEDGE AGREEMENT. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS PLEDGE AGREEMENT.

         18. Entire Agreement. Together with the Restructure Documents, the Debt Documents and the AGC/NGOP Collateral Agency Agreement, this Pledge Agreement embodies the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior or contemporaneous agreement and understanding of such parties, verbal or written.

         19. Conflicting Provisions. In the event of a conflict between the terms of this Pledge Agreement and the terms of the AGC/NGOP Collateral Agency Agreement in respect of the rights and obligations of the Secured Parties, the terms of the AGC/NGOP Collateral Agency Agreement shall govern.

         20. Reinstatement. This Pledge Agreement and the security interest created hereunder shall automatically be reinstated if and to the extent that for any reason any payment by or on behalf of the Pledgor in respect of the Obligations is rescinded or must otherwise be restored by any holder of the Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Pledgor shall indemnify the Secured Parties on demand for all reasonable costs and expenses (including, without limitation, fees of counsel) incurred by the Secured Parties in connection with such rescission or restoration.




                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                     AMERICAN GOLF CORPORATION,
                                     Debtor and Pledgor

                                     By: /s/ Edward R. Sause
                                        -------------------------------------
                                     Name: Edward R. Sause
                                     Title: CFO




                                     BNY MIDWEST TRUST COMPANY,
                                     Collateral Agent for the Secured Parties


                                     By: /s/ Maricela Marquez
                                        -------------------------------------
                                     Name: Maricela Marquez
                                     Title: Assistant Treasurer